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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2001
                                                           ------------

                                MIDWAY GAMES INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                             1-12367                            22-2906244
(State or Other Jurisdiction of        (Commission File Number)     (I.R.S. Employer Identification Number)
         Incorporation)


              3401 North California Avenue, Chicago, Illinois 60618
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (773) 961-2222
                                                           --------------





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Item 5. Other Events.

         On May 22, 2001, Midway Games Inc. ("Midway") sold 4,200 shares of its Series B Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), and issued 1,050,000 warrants in a private placement to two institutional investors and one of Midway's executive officers (collectively the "Investors"). Midway estimates the net proceeds to it from the issuance of the Preferred Stock and the warrants, after expenses, to be approximately $40,000,000.

         The Preferred Stock is convertible for 30 months into shares of Midway's common stock, at an initial conversion price of $9.33, subject to adjustment. The warrants are exercisable for three years at an exercise price of $9.33 per common share. The Preferred Stock is subject to the terms and conditions of the Securities Purchase Agreement attached as Exhibit 10.1 and the Certificate of Designations attached as Exhibit 3.2. The warrants are subject to the terms and conditions of the form of warrant attached as Exhibit 4.1.

         The Investors have the right, until May 21, 2002, to purchase up to an aggregate of 1,312.5 additional shares of Preferred Stock, which will have a fixed conversion price of $10.60.

         The holders of Preferred Stock are entitled to receive dividends at the rate of 4% per annum, payable quarterly, in cash or in kind at Midway's option and to participate pro rata in any dividends on Midway's common stock based upon the number of common shares issuable upon conversion of the Preferred Stock.

         In addition, Midway issued warrants to purchase 555,161 common shares to Gerard Klauer Mattison & Co., Inc., the placement agent for the private placement, subject to the terms and conditions of the form of warrant attached as Exhibit 4.2.
                                       2





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

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
             Exhibits        Description
             --------        -----------
             3.1             Amended and Restated By-laws of Midway Games Inc.

             3.2 Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of Midway Games Inc., dated May 21, 2001.

             4.1 Form of Warrants to purchase common stock of Midway Games Inc., issued to certain investors.

             4.2 Form of Warrants to purchase common stock of Midway Games Inc., issued to Gerard Klauer Mattison & Co., Inc.

             4.3 Amended and Restated Rights Agreement, dated as of May 21, 2001 between Midway Games Inc. and The Bank of New York, as Rights Agent.

             10.1 Securities Purchase Agreement, dated as of May 22, 2001 among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto.

             10.2 Registration Rights Agreement, dated May 22, 2001, by and among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MIDWAY GAMES INC.

May 22, 2001                                        By: /s/ Neil D. Nicastro
                                                        --------------------
                                                        Neil D. Nicastro
                                                        Chief Executive Officer

                                       3





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                                  Exhibit Index

           Exhibits        Description
           --------        -----------
           3.1             Amended and Restated By-laws of Midway Games Inc.

           3.2 Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of Midway
                           Games Inc., dated May 21, 2001.

           4.1             Form of Warrants to purchase common stock of Midway
                           Games Inc., issued to certain investors.

           4.2             Form of Warrants to purchase common stock of Midway
                           Games Inc., issued to Gerard Klauer Mattison & Co.,
                           Inc.

           4.3             Amended and Restated Rights Agreement, dated as of
                           May 21, 2001 between Midway Games Inc. and The Bank of New York, as Rights Agent.

           10.1            Securities Purchase Agreement, dated as of May 22,
                           2001 among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto.

           10.2 Registration Rights Agreement, dated May 22, 2001, by and among Midway Games Inc. and the investors listed on the Schedule of Buyers attached thereto.

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